UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 26, 2011

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 26, 2011.  At that meeting one director was elected to serve a three year term.  The voting results were as follows:

Name	FOR	WITHHOLD	BROKER NON-VOTES

James P. Smith	2,694,303	206,916	-

The following directors’ terms of office continue after the Annual Meeting:

L. Wayne Pearson (2013), Robert M. Scott (2013), Tommy B. Baker (2012), William A. Coates (2012), Stephen F. Hutchinson (2012)

No vote on executive compensation was required at the 2011 Annual Meeting because the Company is a smaller reporting company as defined in 12 C.F.R. 240.12b-2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: May 26, 2011	By:	/s/ William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial Officer